                                                                    EXHIBIT 10.1

                              SEVENTH AMENDMENT TO
                                CREDIT AGREEMENT


         THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of June 15, 2000, is by and among THE PROFIT RECOVERY GROUP INTERNATIONAL, INC., a Georgia corporation (the "Borrower"), certain Subsidiaries of the Borrower (each a "Subsidiary Guarantor", and collectively, the "Subsidiary Guarantors"), the Lenders identified on the signature pages hereto (the "Lenders") and BANK OF AMERICA, N.A., formerly NationsBank, N.A., as Agent for the Lenders (the "Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Agent entered into that certain Credit Agreement dated as of July 29, 1998 (as amended or modified from time to time, the "Credit Agreement");

         WHEREAS, the parties hereto have agreed to amend the Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements contained herein and other good and valuable consideration, the parties hereby agree as follows:

         1.       New Definitions.

                  (a) A definition of "Adjusted Leverage Ratio" is hereby added to Section 1.1 of the Credit Agreement and shall read as follows:

                           "Adjusted Leverage Ratio" means, with respect to the
                  Consolidated Parties on a consolidated basis for the twelve month period ending on the last day of any fiscal quarter, the ratio of (a) Funded Indebtedness of the Consolidated Parties on a consolidated basis on the last day of such period minus the aggregate outstanding Attributed Principal Amount of all Securitization Transactions of the Consolidated Parties on a consolidated basis on the last day of such period to (b) Consolidated EBITDA for such period.

                  (b) A definition of "Attributed Principal Amount" is hereby added to Section 1.1 of the Credit Agreement and shall read as follows:

                           "Attributed Principal Amount" means, on any day, with
                  respect to any Securitization Transaction entered into by a Consolidated Party, the aggregate amount (the "Initial Securitization Proceeds") paid to, or borrowed by, such Consolidated Party under such Securitization Transaction, minus the aggregate amount collected or received by the applicable Person which provided such financing and applied to the reduction of the Initial Securitization Proceeds under such Securitization Transaction.

                  (c)      A definition of "Receivables" is hereby added to
         Section 1.1 of the Credit Agreement and shall read as follows:

                           "Receivables" means any right of payment from or on
                  behalf of any obligor, whether constituting an account, chattel paper, instrument, general intangible or otherwise, arising from the sale by a Consolidated Party of merchandise or services, and monies due thereunder, security in the merchandise and services financed thereby, records related thereto, and the right to payment of any interest or finance charges and other obligations with respect thereto, proceeds from claims on insurance policies related thereto, any other proceeds related thereto, and any other related rights

                  (d) A definition of "Securitization Transaction" is hereby added to Section 1.1 of the Credit Agreement and shall read as follows:

                           "Securitization Transaction" means any financing
                  transaction entered into by a Consolidated Party pursuant to which such Consolidated Party (i) may sell, convey or otherwise transfer to any Person any Receivables or interests therein, or (ii) may grant a security interest in any Receivables or interests therein.

         2.       Amended Definitions.

                  (a) The definition of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Applicable Percentage" means, for purposes of
                  calculating the applicable interest rate for any day for any Revolving Loan, the applicable rate of the Unused Fee for any day for purposes of Section 3.5(b) and the applicable rate of the Letter of Credit Fee for any day, the appropriate applicable percentage corresponding to the Adjusted Leverage Ratio in effect as of the most recent Calculation Date:

                                                                           APPLICABLE     APPLICABLE
                                                                           PERCENTAGE     PERCENTAGE      APPLICABLE
                                 ADJUSTED                APPLICABLE           FOR             FOR         PERCENTAGE
                   PRICING       LEVERAGE              PERCENTAGE FOR      BASE RATE       LETTER OF      FOR UNUSED
                    LEVEL          RATIO              EURODOLLAR LOANS       LOANS        CREDIT FEES        FEES
                   -------     ------------           ----------------     ----------     -----------     ----------

                      I        < 1.0 to 1.0                1.00%              0.0%           1.00%          0.25%

                     II        < 1.5 to 1.0                1.25%              0.0%           1.25%          0.25%
                               but > 1.0 to 1.0
                                   -

                     III       < 2.0 to 1.0                1.50%              0.0%           1.50%          0.30%
                               but > 1.5 to 1.0
                                   -


                     IV        < 2.5 to 1.0                1.75%             0.25%           1.75%          0.375%
                               but > 2.0 to 1.0
                                   -

                      V        > 2.5 to 1.0                2.25%             0.75%           2.25%          0.50%
                               -

                  The Applicable Percentages shall be determined and adjusted quarterly on the date (each a "Calculation Date") five Business Days after the date by which the Borrower is required to provide the officer's certificate in accordance with the provisions of Section 7.1(c) for the most recently ended fiscal quarter of the Consolidated Parties; provided, however, if the Borrower fails to provide the officer's certificate to the Agency Services


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

                  Address as required by Section 7.1(c) for the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding the applicable Calculation Date, the Applicable Percentage from such Calculation Date shall be based on Pricing Level V until such time as an appropriate officer's certificate is provided, whereupon the Applicable Percentage shall be determined by the Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Consolidated Parties preceding such Calculation Date. Each Applicable Percentage shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Percentages shall be applicable to all existing Loans as well as any new Loans made or issued.

                  (b) The definition of "Consolidated Interest Expense" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Consolidated Interest Expense" means, for any
                  period, interest expense (including the amortization of debt discount and premium, the interest component under Capital Leases and the implied interest component under Securitization Transactions) of the Consolidated Parties on a consolidated basis for such period, as determined in accordance with GAAP.

                  (c) A new clause (m) is hereby added to the definition of "Indebtedness" set forth in Section 1.1 of the Credit Agreement and shall read as follows:

                           and (m) the outstanding Attributed Principal Amount
                  under any Securitization Transaction.

                  (d) The definition of "Fixed Charge Coverage Ratio" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                           "Fixed Charge Coverage Ratio" means, as of the end of
                  each fiscal quarter of the Consolidated Parties for the twelve month period ending on such date, the ratio of (a) the sum of
                  (i) Consolidated EBIT for the applicable period plus (ii) Consolidated Rental Expense for the applicable period plus
                  (iii) any amortization of intangible assets for the applicable period to (b) the sum of (i) Consolidated Interest Expense for the applicable period plus (ii) Consolidated Rental Expense for the applicable period plus (iii) all costs (other than the implied interest component under the Securitization Transactions) incurred by the Consolidated Parties during the applicable period in connection with all Securitization Transactions.

                  (e) A new clause (xii) is hereby added to the definition of "Permitted Liens" set forth in Section 1.1 of the Credit Agreement and shall read as follows:

                           (xii)    Liens created or deemed to exist in
                  connection with any Securitization Transaction permitted under
                  Section 8.1(i), but only to the extent that any such Lien relates to the applicable Receivables actually sold, contributed or otherwise conveyed pursuant to such Securitization Transaction.

         3. Leverage Ratio. Section 7.11(ii) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


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

                  (ii) Leverage Ratio. The Leverage Ratio, as of the last day of each fiscal quarter of the Consolidated Parties, shall be less than or equal to 3.0 to 1.0.

         4. Indebtedness. A new clause (i) is hereby added to Section 8.1 of the Credit Agreement and shall read as follows:

                  (i) Indebtedness and obligations of the Consolidated Parties (whether recourse or nonrecourse) in connection with Securitization Transactions; provided that (i) prior to December 31, 2000, the Attributed Principal Amount for all such Securitization Transactions entered into by the Consolidated Parties shall not exceed $50,000,000 in the aggregate and (ii) beginning on January 1, 2001, for each fiscal year thereafter, the Consolidated Parties may enter into additional Securitization Transactions so long as the aggregate Attributed Principal Amount for all such Securitization Transactions occurring during such fiscal year shall not exceed an amount equal to 15% of the Total Assets of the Consolidated Parties as of the last day of the fiscal year most recently ended prior to the beginning of such fiscal year; provided, further, however, that after January 1, 2001, the aggregate Attributed Principal Amount for all such Securitization Transactions of the Consolidated Parties shall not exceed $100,000,000 in the aggregate.

         5. Asset Dispositions. Section 8.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.5      Asset Dispositions.

                  The Credit Parties will not permit any Consolidated Party to make any Asset Disposition (including, without limitation, any Sale and Leaseback Transaction) other than (i) the sale of inventory in the ordinary course of business for fair consideration, (ii) the sale or disposition of machinery and equipment no longer used or useful in the conduct of such Person's business, (iii) the sale of accounts receivable to the Factor pursuant to the Factoring Agreement, (iv) the sale of accounts receivable pursuant to any Securitization Transaction permitted by Section 8.1(i) and (v) other sales of assets during any fiscal year having an aggregate fair market value of less than an amount equal to 10% of Total Assets of the Consolidated Parties.

         6. Restricted Payments. Section 8.7 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  8.7      Restricted Payments.

                  The Credit Parties will not permit any Consolidated Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any Restricted Payment, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) to make dividends or other distributions payable to the Borrower (directly or indirectly through Subsidiaries), (c) the redemption of Capital Stock of the Borrower from any officer or director of the Borrower or any of its Subsidiaries provided that the aggregate price paid for all such shares purchased during the term of this Credit Agreement shall not exceed $250,000 and (d) so long as no Default or Event of Default exists prior to and after giving effect to such transaction, the Borrower may repurchase shares of its Capital Stock in an amount not to exceed during the term of this Credit Agreement an aggregate amount equal to $50,000,000.

         7. Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                  (a) The Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Subsidiary Guarantors, the Agent and the Required Lenders.

                  (b) The Borrower shall pay to the Agent, for the account of each Lender who executes this Amendment on or before June 15, 2000, an amendment fee equal to 0.25% of such Lender's Revolving Commitment.

                  (c) The Agent shall have received a legal opinion from counsel to the Credit Parties in form and substance satisfactory to the Agent.

         8.       Miscellaneous.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties acknowledge and confirm (i) that the Agent, on behalf of the Lenders, has a valid and enforceable first priority security interest in the Collateral, (ii) that the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (iii) that the Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (iv) by entering into this Amendment, the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

                  (c) The Credit Parties represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof, (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default and (iii) no Credit Party has any counterclaims, offsets, credits or defenses to the Credit Documents and the performance of its obligations thereunder, or if any Credit Party has any such claims, counterclaims, offsets, credits or defenses to the Credit Documents or any transaction related to the Credit Documents, same are hereby waived, relinquished and released in consideration of the Lenders' execution and delivery of this Amendment.

                  (d) This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. It shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

                  (e) This Amendment shall be governed by and construed in accordance with, the laws of the State of Georgia.

                  (f) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  (g) The Borrower and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Credit Documents and agree that this Amendment shall in no manner adversely affect or impair such liens and security interests.

                  (h) Each Credit Party hereby represents and warrants as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                           (ii) This Amendment has been duly executed and delivered by the Credit Parties and constitutes each of the Credit Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Amendment.

                  (i) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Amendment, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Amended Credit Agreement or the other Credit Documents.

                  (j) This Amendment together with the other Credit Documents represent the entire agreement of the parties and supersedes all prior agreements and understandings, oral or written if any, relating to the Credit Documents or the transactions contemplated herein and therein.


            [The remainder of this page is intentionally left blank.]

         Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:                          THE PROFIT RECOVERY GROUP
                                   INTERNATIONAL, INC., a Georgia corporation


                                   By:   /s/ SCOTT COLABUONO
                                       ----------------------------------------
                                   Name:  Scott Colabuono
                                   Title: Executive Vice President and C.F.O.


SUBSIDIARY
GUARANTORS:                        PRGFS, INC.
                                   PRGLS, INC.
                                   PRGRS, INC., each a Delaware corporation


                                   By:   /s/ SCOTT COLABUONO
                                       ----------------------------------------
                                   Name:  Scott Colabuono
                                   Title: Executive Vice President and C.F.O.

SUBSIDIARY
GUARANTORS:                        THE PROFIT RECOVERY GROUP
                                       INTERNATIONAL I, INC.
                                   THE PROFIT RECOVERY GROUP U.K., INC.
                                   THE PROFIT RECOVERY GROUP ASIA,
                                       INC.
                                   THE PROFIT RECOVERY GROUP CANADA,
                                       INC.
                                   THE PROFIT RECOVERY GROUP NEW
                                       ZEALAND, INC.
                                   THE PROFIT RECOVERY GROUP
                                       NETHERLANDS, INC.
                                   THE PROFIT RECOVERY GROUP BELGIUM,
                                       INC.
                                   THE PROFIT RECOVERY GROUP MEXICO,
                                       INC.
                                   THE PROFIT RECOVERY GROUP FRANCE,
                                       INC.
                                   THE PROFIT RECOVERY GROUP
                                       AUSTRALIA, INC.
                                   THE PROFIT RECOVERY GROUP
                                       GERMANY, INC.
                                   PRG INTERNATIONAL HOLDING
                                       COMPANY, INC.
                                   THE PROFIT RECOVERY GROUP
                                       SWITZERLAND, INC.
                                   THE PROFIT RECOVERY GROUP SOUTH
                                       AFRICA, INC.,
                                   THE PROFIT RECOVERY GROUP
                                       SPAIN, INC.
                                   THE PROFIT RECOVERY GROUP
                                       ITALY, INC.,
                                   PAYMENT TECHNOLOGIES, INC., each a
                                   Georgia corporation


                                   By:  /s/ SCOTT COLABUONO
                                      -----------------------------------------
                                   Name:  Scott Colabuono
                                   Title: Executive Vice President and C.F.O.

AGENT:                             BANK OF AMERICA, N.A.,
                                   (formerly NationsBank, N.A.),
                                   individually in its capacity as a
                                   Lender and in its capacity as Agent

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


LENDERS:                           UNION BANK OF CALIFORNIA, N.A.
-------


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   FIRST UNION NATIONAL BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   WACHOVIA BANK, N.A.


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   FLEET NATIONAL BANK


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   CREDIT LYONNAIS NEW YORK BRANCH


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   SUNTRUST BANK, ATLANTA


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   PNC BANK, NATIONAL ASSOCIATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   CREDIT AGRICOLE INDOSUEZ


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------

                                   LASALLE BANK NATIONAL ASSOCIATION


                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------